United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TELA BIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/TELA. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/TELA Online Go to www.envisionreports.com/TELA or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 048Q8E Important Notice Regarding the Availability of Proxy Materials for the TELA Bio, Inc. Stockholder Meeting to be Held on June 9, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and Proxy Statement are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 29, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TELA. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials TELA Bio” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 29, 2026. TELA Bio, Inc., Annual Meeting of Stockholders will be held virtually at https://event.accessnewswire.com/tela-2026 on June 9, 2026 at 10:00 a.m. E.S.T. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5: 1. Election of Directors: 01 - Joseph Capper 02 - Betty Jo Rocchio 03 - William Plovanic 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026. 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 4. To approve an amendment to the TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan, as amended, to increase the authorized shares issuable thereunder by 3,500,000 shares. 5. To approve an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 4. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and Proxy Statement are available to stockholders at www.envisionreports.com/TELA PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice